Exhibit 10.17

FOURTH AMENDMENT TO

RECEIVABLES PURCHASE AGREEMENT

FOURTH AMENDMENT, dated as of September 30, 2008 (this “Amendment”), to the Receivables Purchase Agreement, dated as of July 25, 2007 (as amended, restated, modified or supplemented from time to time, the “RPA”), by and among Olin Funding Company LLC (the “Seller”), CAFCO, LLC, as an Investor, Citibank, N.A., as a Bank, Citicorp North America, Inc. (“Citi”), as the Program Agent, Citi, as an Investor Agent, and Olin Corporation (“Parent”), as Collection Agent.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the RPA.

WHEREAS, pursuant to Section 11.01 of the RPA, the parties hereto have agreed to amend the RPA as described herein in order to reflect the addition of Pioneer Americas LLC (“Pioneer) as a “Seller” under the Originator Purchase Agreement and as an Originator under the RPA.

NOW THEREFORE, the parties hereto agree as follows:

1. Amendment to the RPA.  Effective as of the date on which all of the conditions precedent set forth in Section 2 hereof shall have been satisfied:

a. The second sentence of the definition of “Originator” in Section 1.01 of the RPA is amended by deleting the phrase “At the date of this Agreement,” and replacing it with the phrase “At September 30, 2008.”

b. The definition of “Undertaking” in Section 1.01 of the RPA is amended and restated in its entirety to read as follows:

“Undertaking” means, collectively, each of the Undertaking Agreements made by the Parent in favor of the Seller, and assigned to the Program Agent, and relating to the obligations of one or more Originators (other than the Parent), substantially in the form of Annex F hereto, as the same may be amended, modified or restated from time to time.

c. Schedule I (Lock-Boxes/Deposit Accounts) is deleted and replaced with Schedule I hereto.

d. Schedule VI (Originators) is deleted and replaced with Schedule VI hereto.

2. Effectiveness.  This Amendment shall become effective as of the date hereof at such time as (a) executed counterparts of this Amendment have been delivered by each party hereto to the other parties hereto, (b) the Program Agent shall have received a duly executed copy of the Third Amendment to the Originator Purchase Agreement, in form and substance satisfactory to it, (c) all of the conditions to effectiveness set forth in the Third Amendment to the Originator Purchase Agreement have been satisfied and (d) the Program Agent shall have received a duly executed copy of an Undertaking Agreement, in the form of Annex F to the RPA, with respect to Pioneer.

3. Representations and Warranties.

a. The Seller reaffirms and restates each of the representations and warranties contained in Section 4.01of the RPA, as amended by this Amendment, and for the purpose of making such representations and warranties, each reference in Section 4.01(b), (c) and (d) of the RPA to “the Transaction Documents” shall include this Amendment.  The Collection Agent reaffirms and restates each of the representations and warranties contained in Section 4.02 of the RPA, as amended by this Amendment, and for the purpose of making such representations and warranties, each reference in Section 4.02(b), (c) and (d) of the RPA to “this Agreement” shall include this Amendment.

b. The Seller hereby represents and warrants that the names and addresses of all of the Deposit Banks, together with the post office boxes and account numbers of the Lock-Boxes and Deposit Accounts of the Seller at such Deposit Banks, are as specified in Schedule I attached hereto, and that all of the information set forth on such Schedule I is true and correct as of the date hereof.

c. The Collection Agent represents and warrants that the Credit and Collection Policy of Pioneer is the same as the Credit and Collection Policy of Chlor Alkali Products that is attached as Schedule II to the RPA.

4. New Notice Address.  Citi, as Program Agent and as an Investor Agent, CAFCO, LLC and Citibank, N.A. hereby notify each of the other parties to the RPA that their address for notices has been changed to:  750 Washington Boulevard, 8th Floor, Stamford, CT  06901, Attention:  Global Securitized Products, Facsimile No. 914-274-9038.

5. Confirmation of the RPA.  All references to the RPA in the RPA and in the other Transaction Documents shall mean the RPA as amended by this Amendment, and as hereafter amended or restated.  Except as expressly provided herein, the RPA shall remain unmodified and shall continue to be in full force and effect in accordance with its terms.

6. Confirmation of Undertaking.  Parent confirms and agrees that, notwithstanding the effectiveness of this Amendment, the Undertaking heretofore executed and delivered by it is, and shall continue to be, in full force and effect, and the Undertaking is hereby ratified and confirmed.

7. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF.

8. Counterparts.  This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in portable document format (pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

OLIN FUNDING COMPANY LLC, as Seller By: /s/ Todd A. Slater Name: Todd A. Slater Title: Vice President
CAFCO, LLC, as an Investor By: Citicorp North America, Inc., as Attorney-in-Fact By: /s/ Junette M. Earl Name: Junette M. Earl Title: Vice President
CITIBANK, N.A., as a Bank By: /s/ Junette M. Earl Name: Junette M. Earl Title: Vice President
CITICORP NORTH AMERICA, INC., as the Program Agent and as an Investor Agent By: /s/ Junette M. Earl Name: Junette M. Earl Title: Vice President
OLIN CORPORATION, as Collection Agent and Parent By: /s/ Todd A. Slater Name: Todd A. Slater Title: Vice President and Controller

SCHEDULE VI

Originators

Olin Corporation

Pioneer Americas LLC